          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12



                              EMULEX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                               WALTER J. McBRIDE
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

                               EMULEX CORPORATION
                             3535 HARBOR BOULEVARD
                          COSTA MESA, CALIFORNIA 92626
                                 (714) 662-5600
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 16, 1995
                            ------------------------

To the Stockholders of EMULEX CORPORATION:

     You are cordially invited to attend the Annual Meeting of Stockholders of Emulex Corporation, a Delaware corporation (the "Company"), which will be held at the Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California, at 10:00 a.m., California time, on Thursday, November 16, 1995, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

          1. To elect a board of six directors to serve until the next annual meeting of the Company's stockholders and until their successors have been elected and qualify;

          2. To ratify the selection of KPMG Peat Marwick LLP as the Company's independent public accountants for fiscal year 1996; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record of the Company's common stock at the close of business on October 2, 1995, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.

     THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY STOCKHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                               SIG
                                          Walter J. McBride
                                          Senior Vice President, Chief Financial
                                          Officer,
                                          Secretary and Treasurer
Costa Mesa, California
October 16, 1995

                               EMULEX CORPORATION
                             3535 HARBOR BOULEVARD
                          COSTA MESA, CALIFORNIA 92626
                                 (714) 662-5600

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                   APPROXIMATE DATE PROXY MATERIAL FIRST SENT
                       TO STOCKHOLDERS: OCTOBER 16, 1995
                            ------------------------

     The following information is in connection with the solicitation of proxies for the Annual Meeting of Stockholders of Emulex Corporation, a Delaware corporation (the "Company"), to be held at the Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California, at 10:00 a.m., California time, on Thursday, November 16, 1995, and adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement.

                     SOLICITATION AND REVOCATION OF PROXIES

     A form of proxy is being furnished herewith by the Company to each stockholder, and, in each case, is solicited on behalf of the Board of Directors of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositaries, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. In that connection, the Company has retained Chemical Mellon Shareholder Services, Los Angeles, California, to deliver soliciting materials to such record holders for distribution by them to their principals and to assist the Company in collecting proxies from such holders. The cost of these services, excluding out-of-pocket expenses, is not expected to exceed $4,000. Members of the management of the Company may also solicit some stockholders in person, or by telephone, telegraph or telecopy, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services.

     Proxies duly executed and returned by stockholders and received by the Company before the Meeting will be voted "FOR" the election of all six of the nominee-directors specified herein and "FOR" the ratification of the selection of KPMG Peat Marwick LLP as the Company's independent public accountants for fiscal year 1996, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors of the Company and each of them is a director of the Company.

     Under the Company's bylaws and Delaware law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Abstentions as to the proposal to ratify the selection of KPMG Peat Marwick LLP as the Company's independent public accountants will have the same effect as a vote against such proposal. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.

     Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has a right to revoke it at any time by either (a) a later-dated proxy, (b) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (c) attendance at the Meeting and voting in person.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     The Company has outstanding only common stock, of which 5,929,883 shares were outstanding as of the close of business on October 2, 1995 (the "Record Date"). Only stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of common stock is entitled to one vote.

     Representation at the Meeting by the holders of a majority of the outstanding common stock of the Company, either by personal attendance or by proxy, will constitute a quorum.

     The following table sets forth information as to the beneficial ownership of the Company's common stock by all directors and the persons identified in the Summary Compensation Table, as well as by directors and executive officers of the Company as a group and, to the best of the Company's knowledge, beneficial owners of 5% or more of the Company's common stock. The information in the following table is based on ownership of the Company's common stock as of the Record Date.

                                                         AMOUNT AND
                                                         NATURE OF
                                                         BENEFICIAL            PERCENT
TITLE OF CLASS        NAME OF BENEFICIAL OWNER          OWNERSHIP(1)         OF CLASS(2)
---------------       ------------------------          ------------         -----------
DIRECTORS:
Common Stock     Fred B. Cox                               287,500(3)            4.8%
Common Stock     Paul F. Folino                             60,199(4)            1.0%
Common Stock     Michael P. Downey                           5,166(4)              *
Common Stock     Robert H. Goon                             12,776(5)              *
Common Stock     Gary E. Liebl                               8,334(4)              *
Common Stock     Don M. Lyle                                 6,666(4)              *

NON-DIRECTOR
  EMPLOYEES:
Common Stock     Walter J. McBride                          20,750(4)              *
Common Stock     Michael A. Peitler                          6,250(4)              *
Common Stock     Jay R. O'Donald(6)                            -0-               -0-
Common Stock     Charles N. Goff                            13,187(7)              *
                 All directors and executive
                 officers
                 as a group (14 persons)(8)                433,714(4)            7.1%

5% STOCKHOLDERS:
Common Stock     Kopp Investment Advisors, Inc.            394,375(9)            6.7%
                 6600 France Avenue South,
                 Suite 672
                 Edina, Minnesota 55435

---------------
(1) Except as otherwise indicated and subject to applicable community property and similar laws, the Company assumes that each named person has the sole voting and investment power with respect to his or its shares (other than shares subject to options).

(2) Percent of class is based on the number of shares outstanding on the Record Date plus, with respect to each named person, the number of shares of common stock, if any, which the stockholder has the right to acquire within 60 days of such date. Ownership of less than one percent is indicated by an asterisk.

(3) Consists of 275,000 shares held in a family trust of which Mr. Cox and his wife are co-trustees and share voting and investment power and 12,500 shares which are subject to options held by Mr. Cox which are currently exercisable.

(4) Includes shares which are purchasable pursuant to stock options which are currently, or within the next 60 days will be, purchasable.

(5) Consists of 276 shares held by Mr. Goon's wife and 12,500 shares which are subject to options held by Mr. Goon which are currently exercisable.

(6) Mr. O'Donald resigned as an officer of the Company in July 1995.

(7) Consists of 6,000 shares held in a family trust of which Mr. Goff and his wife are co-trustees and share voting and investment power and 7,187 shares which are subject to options held by Mr. Goff which are currently exercisable or will become exercisable within the next 60 days.

(8) Includes persons who serve as executive officers of the Company's principal subsidiaries.

(9) The beneficial owner has informed the Company that (i) these shares are beneficially owned in the capacity of an investment adviser registered under the Investment Advisers Act of 1940, (ii) voting power is exercised pursuant to investment management contracts, and (iii) no single client of the adviser owns more than 5% of the Company's common stock.

     The Company knows of no contractual arrangements which may at a subsequent date result in a change of control of the Company.

                      NOMINATION AND ELECTION OF DIRECTORS

     The Company's directors are to be elected at each annual meeting of stockholders. The six nominees for election as directors at this Meeting set forth in the table below are all recommended by the Board of Directors of the Company. All of the nominated directors were elected as directors at the 1994 Annual Meeting of Stockholders of the Company.

     In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board of Directors.

     The six nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company's directors to serve until the next annual meeting of stockholders and until their successors are elected and qualify. Subject to certain exceptions specified below, stockholders of record on the Record Date are entitled to cumulate their votes in the election of the Company's directors (i.e., they are entitled to the number of votes determined by multiplying the number of shares held by them times the number of directors to be elected) and may cast all of their votes so determined for one person, or spread their votes among two or more persons as they see fit. No stockholder shall be entitled to cumulate votes for a given candidate for director unless such candidate's name has been placed in nomination prior to the vote and the stockholder has given notice at the Meeting, prior to the voting, of the stockholder's intention to cumulate his or her votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors.

     The following table sets forth certain information concerning the nominees for election as directors (all of such nominees being continuing members of the Company's present Board of Directors):


        NOMINEE(1)                             PRINCIPAL OCCUPATION                   AGE
        ----------                             --------------------                   ---
    Fred B. Cox                  Chairman of the Company and Director of Continuus    61
                                 Software Corporation

    Paul F. Folino               President and Chief Executive Officer of the         50
                                 Company

    Michael P. Downey(2)         Vice President and Chief Financial Officer of        48
                                 Nellcor Puritan Bennett, Incorporated, a
                                 manufacturer of medical instruments

    Robert H. Goon(2)            Lawyer, Partner in the law firm of Jeffer,           54
                                 Mangels, Butler & Marmaro, counsel to the Company

    Gary E. Liebl(3)             Chairman of the Boards of Artisoft, Inc., a local    53
                                 area network company, and QLogic Corporation, a
                                 supplier of advanced, systems-level integrated
                                 circuits and subsystems

    Don M. Lyle(3)               Principal of Technology Management Co., a            56
                                 management consulting firm specializing in high
                                 technology companies

---------------
(1) The Company does not have a nominating committee of the Board of Directors. The nominees for election as directors at the Meeting were selected by the Board of Directors of the Company.

(2) Member of the audit committee of the Board of Directors of the Company, currently consisting of two directors, neither of whom is an employee of the Company, which held four meetings during the last fiscal year of the Company. The audit committee reviews, acts on, and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent public accountants, the scope of the annual audits, the nature of nonaudit services, and fees to be paid to the independent public accountants, the performance of the Company's independent public accountants, and the accounting practices of the Company.

(3) Member of the compensation committee of the Board of Directors of the Company, currently consisting of two directors, neither of whom is an employee of the Company, which held four meetings during the last fiscal year of the Company. The compensation committee reviews the performance of the executive officers of the Company and its subsidiaries and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the Emulex Corporation Employee Stock Option Plan.

     Mr. Cox is a founder of the Company and has served as a director since its inception in 1979. Mr. Cox served as the Company's Chief Executive Officer from its inception until he retired in October 1990. From November 1991 until November 1994, Mr. Cox served as President of Continuus Software Corporation, a developer and marketer of computer software products, and currently serves as a member of its board of directors.

     Mr. Folino was elected in May 1993 to serve as the President and Chief Executive Officer of the Company and as a director of the Company. From January 1991 to May 1993, Mr. Folino was President and Chief Operating Officer of Thomas-Conrad Corporation, a manufacturer of local area networking products, and from June 1990 to December 1990 he was Managing Director of Thomas-Conrad GmbH, a German affiliate of Thomas-Conrad Corporation.

     Mr. Downey has served as a director of the Company since February 1994. He is Vice President and Chief Financial Officer of Nellcor Puritan Bennett, Incorporated, a Nasdaq-listed manufacturer of medical instruments with which he has been employed for more than the last five years. From 1984 to 1986, Mr. Downey was Vice President, Finance with Shugart Corporation, a manufacturer of disk drives.

     Mr. Goon has served as a director of the Company since its inception in 1979. He has been engaged in the practice of law for 30 years. For more than the last five years, he has been a partner in the law firm of Jeffer, Mangels, Butler & Marmaro, counsel to the Company.

     Mr. Liebl has served as a director of the Company since March 1993. He is Chairman of the Boards of Directors of Artisoft, Inc., a local area network company, and of QLogic Corporation, a supplier of advanced, systems-level integrated circuits and subsystems and a former subsidiary of the Company. Additionally, Mr. Liebl is a member of the board of directors of Smartflex Systems, Inc., a supplier of flexible interconnect assemblies for high performance electronic products. Beginning in October 1985, Mr. Liebl held senior management positions, including Chairman of the Board and Chief Executive Officer, at Cipher Data Products, Inc., a supplier of tape and optical disk drives to the computer industry, until such corporation was acquired by Archive Corporation in April 1990.

     Mr. Lyle has served as a director of the Company since February 1994. Since 1983 he has served as an independent consultant to various computer and venture capital companies and as a principal of Technology Management Co., a management consulting firm specializing in high technology companies. Mr. Lyle also serves as a member of the board of directors of DH Technology, Inc., a print head and specialty printing company, Systech Corp., a data communications company, and Insync Systems, a supplier of ultra-clean gas-delivery systems to semiconductor equipment manufacturers.

     There were four meetings of the Board of Directors of the Company during the last fiscal year of the Company. Each of the directors of the Company attended 75% or more of the aggregate of the total number of meetings of the Board of Directors held during the last fiscal year and the total number of meetings held by all committees of the Board of Directors on which he served during the last fiscal year.

COMPENSATION OF DIRECTORS

     Directors' Fees. Directors who are not employees of the Company receive a quarterly retainer of $4,000 plus $1,000 for each meeting of the Board of Directors in excess of five per year, and reimbursement for travel expenses. In addition, the chairmen of the audit and compensation committees receive an additional quarterly retainer of $500, while committee members receive an additional quarterly retainer of $300. Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors. Directors are entitled to reimbursement for out-of-pocket expenses in connection with attendance at Board and committee meetings.

     Stock Options. On October 24, 1990, the Board of Directors of the Company adopted the Emulex Corporation Non-Employee Director Stock Option Plan (the "Director Plan") under which a maximum of 75,000 shares of common stock of the Company were authorized to be issued pursuant to exercise of stock options granted under the plan to directors who are not employees of the Company or any of its subsidiaries.

     At a Special Meeting of Stockholders of the Company held on February 24, 1994, the stockholders approved an increase in the number of shares covered by the Director Plan by 50,000 to 125,000, an extension of the termination date of the Director Plan from December 31, 1993 to December 31, 1996, the conversion of options in connection with the distribution of the outstanding common stock of QLogic Corporation, a former subsidiary of the Company ("QLogic"), to the stockholders of the Company on February 28, 1994 (the "Distribution"), and certain other administrative and conforming amendments.

     Each director of the Company is eligible to receive an option under the Director Plan only if such director (i) is not then an employee of the Company or any of its subsidiaries, and (ii) has not, within the period of three years immediately preceding such time, received any stock option, stock bonus, stock appreciation right, or other similar stock award from the Company or any of its subsidiaries other than options granted to such director under the Director Plan ("Eligible Director"). Only Eligible Directors may receive options under the Director Plan.

     The Director Plan provides that an option to purchase 12,500 shares of common stock of the Company shall be granted automatically to each Eligible Director upon the later to occur of (i) the date of adoption of the Director Plan by the Board (October 24, 1990), or (ii) the date on which such director first becomes an Eligible Director. The options are non-qualified stock options not eligible for the favorable tax treatment given to incentive stock options by
Section 422 of the Internal Revenue Code of 1986 (the "Code"). The purchase price per share of the common stock of the Company issuable upon exercise of the option must be 100% of the fair market value per share of such common stock as of the date the option is granted. Payment for shares purchased on exercise of an option may be made in either cash or in common stock of the Company having a fair market value (determined in the manner the exercise price of options is determined) equal to the aggregate exercise price of the shares being purchased.

     No option granted under the Director Plan may be exercised after the expiration of the earlier of (i) ten years following the date the option is granted or (ii) one year following the date the optionee ceases to be a director of the Company for any reason.

     An option granted under the Director Plan shall be exercisable when it is granted as to one-third of the shares subject to the option if the director to whom it is granted has served as a director of the Company for more than five years prior to the date the option is granted. An option shall also become exercisable as to one-third of the shares subject to the option on each anniversary of the date the option is granted if the director to whom the option is granted is still a director of the Company on such anniversary. For purposes of determining exercisability of an option, service as a director of the Company need not be continuous and includes service as a director of Emulex Corporation, a California corporation, prior to the reincorporation of the Company in 1986 as a Delaware corporation.

     Unless sooner terminated by the Board, the Director Plan expires on December 31, 1996.

     The Board may amend, modify or terminate the Director Plan, but may not without the prior approval of stockholders make any amendments which would (i) materially increase the benefits accruing to directors under the Director Plan,
(ii) increase the total number of shares which may be issued under the Director Plan, or (iii) materially modify the eligibility requirements to receive a stock option grant under the Director Plan.

     In October 1990, Mr. Goon was granted an option under the Director Plan to purchase 12,500 shares of common stock of the Company at a purchase price of $3.20 per share. In January 1991, Mr. Cox was granted an option to purchase 12,500 shares of common stock of the Company at a purchase price of $3.61 per share. In March 1993, Mr. Liebl was granted an option to purchase 12,500 shares of common stock of the Company at a purchase price of $4.19. The purchase price of each option was the fair market value of the common stock of the Company on the date of grant. The number of shares subject to options, and the option exercise price, are adjusted to reflect the Distribution and a one-for-two reverse stock split of Emulex common stock in February 1994. In connection with the Distribution, each option which was outstanding under the Director Plan at the time of the Distribution was converted into two separately exercisable options: one to purchase the same number of shares of Emulex common stock which the option covered as of the time of the Distribution; and one to purchase that same number of shares of QLogic common stock. Upon completion of the Distribution, Messrs. Lyle and Downey each were granted an option to purchase 12,500 shares of the Company's common stock at an exercise price of $5.125 per share.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table sets forth information concerning compensation of the principal executive officer of the Company and the four most highly compensated other executive officers of the Company or its subsidiaries for each of the last three completed fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM
                                                 ANNUAL COMPENSATION                       COMPENSATION
                                      -----------------------------------------     ---------------------------
                                                                     OTHER           STOCK
         NAME AND                                                    ANNUAL          OPTION        ALL OTHER
    PRINCIPAL POSITION       YEAR      SALARY       BONUS       COMPENSATION(1)     GRANTS(2)   COMPENSATION(3)
    ------------------       ----     --------     --------     ---------------     --------    ---------------
Paul F. Folino               1995     $243,830     $107,766        $105,578(4)       50,000        $10,920
  President & CEO            1994     $230,521     $ 37,807             -0-             -0-        $ 5,231
  (from May 1993)            1993     $ 34,077          -0-        $ 88,658(5)      125,000        $    92

Walter J. McBride            1995     $171,531     $ 60,107        $ 45,570(6)        5,000        $ 3,458
  Senior V.P., CFO,          1994     $106,130     $ 27,524        $ 76,987(6)       40,000        $   150
  Secretary & Treasurer
  (from November 1993)

Michael A. Peitler           1995     $169,692     $ 58,191        $108,514(7)        5,000        $11,666
  Senior V.P., Worldwide     1994     $124,918     $ 35,485             -0-          40,000        $ 1,479
  Sales (from
  September 1993)

Jay R. O'Donald(8)           1995     $160,865     $ 54,030        $119,730(9)          -0-        $ 7,964
  V.P. Engineering           1994     $159,539     $ 26,118             -0-          10,000        $ 5,143
  (from April 1993)          1993     $ 26,649          -0-             -0-          20,000            -0-

Charles N. Goff              1995     $146,608     $ 58,057        $153,334(10)       5,000        $11,198
  V.P. Manufacturing         1994     $133,584     $ 11,012        $ 24,451           5,000        $ 4,136
                             1993     $126,908          -0-             -0-             -0-        $ 3,607

---------------
 (1) Except where indicated in the Summary Compensation Table, perquisites and other personal benefits did not in the aggregate equal or exceed the lesser of $50,000 for any named individual or 10 percent of the total of annual salary and bonus reported in this table for such person.

 (2) The amounts in the table represent shares of the Company's common stock covered by stock options granted to the named individual under the Emulex Corporation Employee Stock Option Plan. In connection with the Distribution, each option outstanding under the Employee Plan (other than certain options held by Mr. Folino) was converted into two separately exercisable options: one to purchase the same number of shares of common stock of the Company which the converted option covered as of the date of the Distribution, and one to purchase that same number of shares of common stock of QLogic. The purchase price per share of Emulex common stock was an amount which bears the same ratio to the exercise price per share under the converted option that the fair market value per share of Emulex common stock after the Distribution bore to the sum of the fair market value per share of QLogic common stock after the Distribution plus the fair market value per share of Emulex common stock after the Distribution. In the Distribution, Mr. Folino's option was converted into two separately exercisable options: one to purchase 125,000 shares of Emulex common stock, and a second option to purchase 25,000 shares of QLogic common stock. The purchase price per share of Emulex common stock and QLogic common stock subject to Mr. Folino's Emulex option and QLogic option was the fair market value per share of Emulex common stock and QLogic common stock, respectively, after the Distribution.

 (3) This column includes the Company's matching contributions to the Emulex Retirement Savings Plan, group term life insurance premiums and health care reimbursement paid with respect to the named executive.

 (4) Includes $99,303 which represents the realized value of options exercised in 1995.

 (5) Includes $87,658 in relocation expenses.

 (6) Includes $72,987 and $39,570 in relocation expenses for 1994 and 1995, respectively.

 (7) Includes $101,553 which represents the realized value of options exercised in 1995.

 (8) Mr. O'Donald resigned as an officer of the Company in July 1995.

 (9) Includes $112,750 which represents the realized value of options exercised in 1995.

(10) Includes $91,798 which represents the realized value of options exercised in 1995.

KEY EMPLOYEE RETENTION AGREEMENTS

     The Company has previously entered into an agreement with Mr. Folino under which Mr. Folino would be entitled to receive the following payments and benefits in the event of termination of his employment by the Company without cause or by Mr. Folino because of a demotion within two years after a change in control of the Company: (i) a severance payment equal to the present value of two times the sum of Mr. Folino's annual salary plus the highest annual average of any two of his last three annual bonuses; (ii) continuation for two years following termination of employment of his health, life insurance, disability income, tax assistance, and executive automobile benefits (reduced to the extent similar benefits are received by him from another employer); and (iii) acceleration of vesting of his right to exercise his stock options based on the length of his continued employment following the grant of the option by one year upon the change in control of the Company and full acceleration of vesting of such exercise right in the event of termination of his employment without cause or because of a demotion as aforesaid within two years after the change in control. The Company also has entered into similar agreements with Messrs. McBride, Peitler and Goff, and with four other executives of the Company. The key employee retention agreements for Messrs. McBride, Peitler, Goff and the other executives provide for payments and benefits similar to those described above, except that the severance payment is equal to the present value of one times the sum of the employee's annual salary plus the highest annual average of any two of the employee's last three annual bonuses; and continuation following termination of employment of the employee's health, life insurance, disability income, tax assistance, and executive automobile benefits (reduced to the extent similar benefits are received by the employee from another employer) is limited to one year.

OPTION GRANTS DURING FISCAL 1995

     The following table sets forth information on grants of stock options pursuant to the Emulex Corporation Employee Stock Option Plan during the fiscal year ended July 2, 1995, to the officers identified in the Summary Compensation
Table:

                       OPTION GRANTS IN FISCAL YEAR 1995

                                                                                             POTENTIAL
                                                                                            REALIZABLE
                                                                                         VALUE AT ASSUMED
                                                                                          ANNUAL RATES OF
                                             % OF TOTAL                                     STOCK PRICE
                                              OPTIONS                                    APPRECIATION FOR
                                             GRANTED TO                                   OPTION TERM(4)
                                 OPTIONS     EMPLOYEES    EXERCISE                     ---------------------
      NAME                      GRANTED(1)   IN 1995(2)   PRICE(3)   EXPIRATION DATE      5%          10%
      ----                      ----------   ----------   --------   ---------------   --------     --------
Paul F. Folino                    50,000        21.88      $ 9.75         9/13/04      $306,586     $776,949
Walter J. McBride                  5,000         2.19      $10.75        11/16/04      $ 33,803     $ 85,664
Michael A. Peitler                 5,000         2.19      $10.75        11/16/04      $ 33,803     $ 85,664
Jay R. O'Donald(5)                   -0-          --          --            --              --           --
Charles N. Goff                    5,000         2.19      $10.75        11/16/04      $ 33,803     $ 85,664

---------------

(1) The amounts in the table represent shares of the Company's common stock covered by stock options granted to the named individual under the Emulex Corporation Employee Stock Option Plan. Each option becomes exercisable on a cumulative basis as to 25% of the option shares one year after the date of grant and as to an additional 6.25% of the option shares each three month interval thereafter.

(2) The number of shares of Company common stock covered by the options granted to the named individual during the last completed fiscal year of the Company equals the percentage set forth below of the total number of shares of the Company common stock covered by all options granted by the Company to employees of the Company during such year.

(3) The exercise price of each option is the market price of the common stock of the Company on the date of grant.

(4) These columns present hypothetical future values of the stock obtainable upon exercise of the options net of the option's exercise price, assuming that the market price of the Company's common stock appreciates at a five and ten percent compound annual rate over the ten year term of the options. The five and ten percent rates of stock price appreciation are presented as examples pursuant to the proxy rules and do not necessarily reflect management's assessment of the Company's future stock price performance. The potential realizable values presented are not intended to indicate the value of the options.

(5) Mr. O'Donald resigned as an officer of the Company in July 1995.

OPTION EXERCISES IN FISCAL 1995 AND YEAR-END OPTION VALUES

     The following table sets forth information concerning stock options which were exercised during, or held at the end of, fiscal 1995 by the officers named in the Summary Compensation Table:

                   OPTION EXERCISES AND YEAR-END VALUE TABLE

                                                                NUMBER OF               VALUE OF UNEXERCISED
                                  SHARES                   UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                 ACQUIRED                  AT FISCAL YEAR END           AT FISCAL YEAR END(1)
                                    ON       VALUE     ---------------------------   ---------------------------
      NAME                       EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
      ----                       --------   --------   -----------   -------------   -----------   -------------
Paul F. Folino                     8,500    $ 99,303      54,000        112,500        $918,270     $1,631,563
Walter J. McBride                    -0-          --      12,500         32,500        $203,263     $  492,313
Michael A. Peitler                 7,500    $101,553       6,250         31,250        $ 97,931     $  475,756
Jay R. O'Donald(2)                10,000    $112,750       2,500         17,500        $ 36,250     $  278,100
Charles N. Goff                    8,437    $ 91,798       5,312          9,688        $ 87,930     $  122,370

---------------
(1) Valued at $21.125 per share.

(2) Mr. O'Donald resigned as an officer of the Company in July 1995.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In fiscal 1995, Gary E. Liebl, Robert H. Goon, and Don M. Lyle served as members of the Compensation Committee of the Company. The current members of the Compensation Committee of the Company are Messrs. Liebl and Lyle, neither of whom is now, nor was at any time during the last completed fiscal year of the Company, an officer or employee of the Company. During fiscal 1995, no executive officer of the Company served as a member of the Compensation Committee (or its equivalent) or as a director of any entity whose executive officers served on either the Compensation Committee or the Board of Directors of the Company.

     In fiscal 1995, the Company and/or its subsidiaries obtained legal services from the law firm of Jeffer, Mangels, Butler & Marmaro, of which Mr. Goon is a partner, on terms which the Company believes were as favorable as would have been obtained from unaffiliated parties.

REPORT OF EXECUTIVE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors makes this report on executive compensation pursuant to Item 402 of Regulation S-K. Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, this report and the graph which follows this report shall not be incorporated by reference into any such filings, and such information shall be entitled to the benefits provided in Item 402(a)(9).

     The Compensation Committee reviews the performance of the executive officers of the Company, makes recommendations to the Board of Directors as to the compensation of the executive officers of the Company and its subsidiaries, reviews the compensation programs for other key employees, including salary and cash bonus levels, reviews and approves certain employee benefit policies and programs, and reviews and makes recommendations to management with respect to executive recruitment. In addition, the Compensation Committee administers the Emulex Corporation Employee Stock Option Plan ("Employee Plan"), including review and approval of grants of options under the plan to executive officers and other key employees of the Company and its subsidiaries.

     Compensation Policies and Philosophy. The Company's executive compensation policies are designed to attract, retain and reward executive officers who contribute to the Company's success, to provide economic incentives for executive officers to achieve the Company's business objectives by linking the executive officers' compensation to the performance of the Company, to strengthen the relationship between executive pay and stockholder value and to reward individual performance. The Company uses a combination of base salary, cash bonuses and stock awards to achieve the aforementioned objectives.

     The Compensation Committee considers a number of factors which include the level and types of compensation paid to executive officers in similar positions by comparable companies. In addition, the Compensation Committee evaluates corporate performance by looking at factors such as performance relative to competitors, performance relative to business conditions, and the success of the Company in meeting its financial objectives. The Compensation Committee also reviews the individual performance of each executive officer, including a review of the ability of a given executive to meet individual performance objectives, demonstration of job knowledge and skills, and the ability to work with others toward the achievement of the Company's goals.

     Components of Compensation. Executive officer salaries are established in relation to a range of salaries for comparable positions among a peer group of other computer companies of comparable size and complexity. The Company seeks to pay its executive officers salaries that are commensurate with their qualifications, duties and responsibilities and that are competitive in the marketplace. In general, the Company attempts to set executive compensation between the 50th and 75th percentile of salaries paid to executives of the Company's peer group of corporations. In making its annual salary recommendations, the Compensation Committee looks at the Company's financial position and performance, the contribution of the individual executive officers during the prior fiscal year in helping to meet the Company's financial and business objectives, and the executive officers' performance of their individual responsibilities.

     Executive officer cash bonuses are used to provide executive officers with financial incentives to meet performance targets of the Company. Performance targets and bonus recommendations for executives, other than principal executive officers, are proposed by the management of the Company based on the Company's annual operating plan, reviewed and, when appropriate, revised by the Compensation Committee and approved by the Board of Directors. Personal goals and bonus recommendations for the principal executive officers are recommended by the Compensation Committee based on the Company's achievement in comparison to the annual operating plan, and approved by the Board.

     The Compensation Committee believes that equity ownership by executive officers provides incentives to build stockholder value and align the interests of executive officers with the stockholders. Upon hiring executive officers, the Compensation Committee typically recommends stock option grants to the officers under the Employee Plan, subject to applicable vesting periods. Thereafter, the Compensation Committee considers awarding additional grants, usually on an annual basis, under the Employee Plan. The Compensation Committee believes that these additional annual grants provide incentives for executive officers to remain with the Company. Options are granted at the current market price for the Company's common stock and, consequently, have value only if the price of the Company's common stock increases over the exercise price. The size of the initial grant is usually based upon factors such as comparable equity compensation offered by other computer companies, the seniority of the executive officer and the contribution that the executive officer is expected to make to the Company. In determining the size of the periodic grants, the Compensation Committee considers prior grants to the executive officer, the executive's performance during the current fiscal year and his or her expected contributions during the succeeding fiscal year.

     Compensation of the Principal Executive Officer. The Compensation Committee reviews the performance of the principal executive officer, as well as other executive officers of the Company and its subsidiaries, annually. In May 1993, Paul F. Folino was hired as President and Chief Executive Officer of the Company at an annual base salary of $220,000 and annual bonus base of $55,000. Based upon the Company having met and exceeded the goals that were set for financial performance and in consideration and review of other computer companies of similar size and complexity and the current pay practices for their industry, in September 1994 the Compensation Committee awarded Mr. Folino an increase in his annual base salary to $250,000, an increase in his bonus base to $100,000 and a stock option grant of 50,000 shares under the Employee Plan at an exercise price of $9.75.

                                          Respectfully submitted,

                                          Compensation Committee:

                                          Gary E. Liebl, Chairman
                                          Don M. Lyle

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

     The graph below compares the cumulative total stockholder return on the Company's common stock with the cumulative total return on the Standard & Poor's 500 Index and the Hambrecht & Quist Computer Hardware Sector Index for the period of five fiscal years commencing July 2, 1990 and ended July 2, 1995.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
               EMULEX CORPORATION COMMON STOCK, S&P 500 INDEX AND
                HAMBRECHT & QUIST COMPUTER HARDWARE SECTOR INDEX

                                                     H&Q COMPUTER
      MEASUREMENT PERIOD                EMULEX         HARDWARE
    (FISCAL YEAR COVERED)             CORPORATION       SECTOR         S&P 500
    ---------------------             -----------    ------------      -------
JUN-90                                  100.00          100.00          100.00
SEP-90                                   91.53           79.85           86.26
DEC-90                                   72.88           87.91           93.99
MAR-91                                  128.81          101.15          107.64
JUN-91                                  101.69           84.60          107.40
SEP-91                                   86.44           91.10          113.14
DEC-91                                   71.19           85.02          122.63
MAR-92                                   83.05           89.14          119.53
JUN-92                                   91.53           89.81          121.80
SEP-92                                   77.97           80.38          125.64
DEC-92                                  133.90           73.52          131.97
MAR-93                                   93.22           73.48          137.73
JUN-93                                   91.53           71.59          138.40
SEP-93                                   91.53           63.35          141.97
DEC-93                                   84.75           77.08          145.27
MAR-94                                   27.97           81.37          139.76
JUN-94                                   44.92           70.28          140.35
SEP-94                                   60.17           83.75          147.21
DEC-94                                   91.53           95.74          147.19
MAR-95                                  127.12           98.60          161.52
JUN-95                                  163.56          123.45          176.94

---------------
* Assumes that the value of the investment in the Company's common stock and each index was $100 on July 2, 1990. For comparative purposes, effective March 1994, the graph no longer reflects the value of QLogic, shares of which were distributed to Emulex stockholders in February 1994.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of KPMG Peat Marwick LLP serves the Company as its independent public accountants at the direction of the Board of Directors of the Company. One or more representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will have an opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions.

     The Board of Directors recommends a vote "FOR" the ratification of the selection of KPMG Peat Marwick LLP as the independent public accountants for the Company for fiscal 1996. This matter is not required to be submitted for stockholder approval, but the Board of Directors has elected to seek ratification of its selection of the independent public accountants by the affirmative vote of a majority of the shares represented and voting at the Meeting.

                COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Section 16 of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission and the National Association of Securities Dealers concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

     Based on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during fiscal 1995 its officers, directors and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements.

                             STOCKHOLDER PROPOSALS

     Stockholders who wish to present proposals for action at the 1996 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than April 15, 1996, for inclusion in next year's proxy statement and proxy card.

                         ANNUAL REPORT TO STOCKHOLDERS

     The Annual Report to Stockholders of the Company for the fiscal year ended July 2, 1995, including audited consolidated financial statements, has been mailed to the stockholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

                                 OTHER MATTERS

     The Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their collective judgment.

                           ANNUAL REPORT ON FORM 10-K

     A copy of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Investor Relations, Emulex Corporation, 3535 Harbor Boulevard, Costa Mesa, California 92626. If Exhibit copies are requested, a copying charge of $.20 per page will be made.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                SIG
                                          Walter J. McBride
                                          Senior Vice President, Chief Financial
                                          Officer,
                                          Secretary and Treasurer
Costa Mesa, California
October 16, 1995

     STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

1. ELECTION OF DIRECTORS                               (INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below):
   FOR all nominees               WITHHOLD
 listed to the right              AUTHORITY                 / /  Fred B. Cox                / /  Robert H. Goon
  (except as marked       to vote for all nominees          / /  Michael P. Downey          / /  Gary E. Liebl
   to the contrary)         listed to the right             / /  Paul F. Folino             / /  Don M. Lyle

        / /                         / /


2. RATIFICATION OF SELECTION OF                        3. In their discretion, the Proxies are authorized to vote upon such other
   INDEPENDENT PUBLIC ACCOUNTANTS                         business as may properly come before the meeting.


    FOR    AGAINST    ABSTAIN

    / /     / /         / /                                                   Dated:______________________________________, 1995


                                                                              __________________________________________________
                                                                                                  Signature

                                                                              __________________________________________________
                                                                              Signature if held jointly

                                                                              Please sign exactly as name appears hereon. When
                                                                              shares are held by joint tenants, both should sign.
                                                                              When signing as attorney, executor, administrator,
                                                                              trustee, or guardian, please give full title as such.
                                                                              If a corporation, please sign in full corporate name
                                                                              by President or other authorized officer. If a
                                                                              partnership, please sign in partnership name by
                                                                              authorized person.

           ---------------------------------------------                      PLEASE READ, SIGN, DATE, AND RETURN THE PROXY CARD
            "PLEASE MARK INSIDE BLUE BOXES SO THAT DATA                       PROMPTLY USING THE ENCLOSED ENVELOPE.
            PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"
           ---------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE





                                                        EMULEX CORPORATION



                                               YOUR VOTE IS IMPORTANT TO THE COMPANY



                                               PLEASE SIGN AND RETURN YOUR PROXY BY
                                             TEARING OFF THE TOP PORTION OF THE SHEET
                                      AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE


PROXY                         EMULEX CORPORATION
                            3535 Harbor Boulevard
                         Costa Mesa, California 92626



         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        The undersigned hereby appoints Fred B. Cox and Robert H. Goon as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated on the reverse side, all the shares of common stock of Emulex Corporation held of record by the undersigned on October 2, 1995, at the Annual Meeting of Stockholders to be held on November 16, 1995, or any adjournment thereof.








-------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


1. ELECTION OF DIRECTORS                               (INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below):
   FOR all nominees               WITHHOLD
 listed to the right              AUTHORITY                 / /  Fred B. Cox                / /  Robert H. Goon
  (except as marked       to vote for all nominees          / /  Michael P. Downey          / /  Gary E. Liebl
   to the contrary)         listed to the right             / /  Paul F. Folino             / /  Don M. Lyle

        / /                         / /


2. RATIFICATION OF SELECTION OF                        3. In their discretion, the Proxies are authorized to vote upon such other
   INDEPENDENT PUBLIC ACCOUNTANTS                         business as may properly come before the meeting.


    FOR    AGAINST    ABSTAIN

    / /     / /         / /                                                   Dated:______________________________________, 1995


                                                                              __________________________________________________
                                                                                                  Signature

                                                                              __________________________________________________
                                                                              Signature if held jointly

                                                                              Please sign exactly as name appears hereon. When
                                                                              shares are held by joint tenants, both should sign.
                                                                              When signing as attorney, executor, administrator,
                                                                              trustee, or guardian, please give full title as such.
                                                                              If a corporation, please sign in full corporate name
                                                                              by President or other authorized officer. If a
                                                                              partnership, please sign in partnership name by
                                                                              authorized person.

           ---------------------------------------------                      PLEASE READ, SIGN, DATE, AND RETURN THE PROXY CARD
            "PLEASE MARK INSIDE BLUE BOXES SO THAT DATA                       PROMPTLY USING THE ENCLOSED ENVELOPE.
            PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"
           ---------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE


                                                        EMULEX CORPORATION


                  YOUR VOTE IS IMPORTANT TO THE COMPANY, PLEASE SIGN AND RETURN YOUR PROXY BY TEARING OFF THE TOP
                  PORTION OF THE SHEET AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                     ATTENTION STOCKHOLDER:

                     Our records indicate you have not yet exchanged your $.10 par value (Old Common) certificate(s)
                  of Emulex Corporation for the new $.20 par value common shares. Stockholders were notified to send in their shares pursuant to the one-for-two reverse stock split of the Common Stock which was approved by Emulex stockholders at a Special Meeting of Stockholders held on February 24, 1994.

                     It is important to exchange your old shares for the new common stock to avoid experiencing delays should you wish to change the registration or deliver the shares to a broker.

                     Please locate your old Emulex certificate(s) and mail them to our agent.

                                                CHEMICAL MELLON SHAREHOLDER SERVICES
                                                     Reorganization Department
                                                            PO Box 396
                                                       Bowling Green Station
                                                        New York, NY 10274

                     We recommend you mail your certificate by registered mail.


                                      PLEASE DO NOT MAIL YOUR CERTIFICATE(S) WITH YOUR PROXY.

                     If you have lost your certificate(s) of Old Common shres or have any questions relating to the exchange of your shares, contact Chemical Mellon at 1-800-648-8169.


PROXY                         EMULEX CORPORATION
                            3535 Harbor Boulevard
                         Costa Mesa, California 92626



         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        The undersigned hereby appoints Fred B. Cox and Robert H. Goon as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated on the reverse side, all the shares of common stock of Emulex Corporation held of record by the undersigned on October 2, 1995, at the Annual Meeting of Stockholders to be held on November 16, 1995, or any adjournment thereof.








-------------------------------------------------------------------------------
                             FOLD AND DETACH HERE